INCOME TAXES - Loss Before Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
INCOME TAXES
Federal statutory rate (as a percent)	21.00%	21.00%	21.00%
Domestic - United States	$ (32,980)	$ 144	$ (12,359)
Foreign - mainland China and Hong Kong	(5,089)	(26,436)	(25,072)
Loss before income tax benefit (expense) and share of net loss in an equity investee	$ (38,069)	$ (26,292)	$ (37,431)